UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-02556

Name of Fund:  Merrill Lynch Ready Assets Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch Ready Assets Trust, 800
     Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Ready Assets Trust


Annual Report
December 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Ready Assets Trust
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Ready Assets Trust


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


In anticipation of a series of interest rate hikes by the Federal
Reserve Board, we began to target shorter sectors of the yield curve and continued to focus on variable rate securities.


How did the Trust perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2004, Merrill Lynch Ready Assets Trust paid shareholders a net annualized dividend of .82%. For the six-month period ended December 31, 2004, the Trust paid a net annualized dividend of 1.11%. At December 31, 2004, the Trust had a seven-day yield of 1.57%.

The Trust's average portfolio maturity at December 31, 2004 was 52 days, compared to 61 days at June 30, 2004 and 65 days at December 31, 2003. The Trust's average maturity during the 12-month period ranged from a low of 52 days to a high of 71 days.

After a prolonged period of unchanged monetary policy, the Federal Reserve Board (the Fed) began its monetary tightening program at the mid-point of the Trust's fiscal year. The Fed's first 25 basis point (.25%) interest rate hike came on June 30, 2004, and was followed by four additional 25 basis point increases in August, September, November and December. Having remained at a historic low of 1% for just over one year, the federal funds target rate had more than doubled to 2.25% by period-end.

The Fed policy change was primarily prompted by unexpectedly strong payroll data for March, April and May 2004. After several months of anemic employment growth, the optimistic reports offered a clear sign that sufficient job creation was underway. In response, yields rose steadily for the remainder of the fiscal year. Notably, the yield on the two-year Treasury rose from 1.65% on April 1, 2004 (just prior to the release of the March payroll report), to 3.07% at period-end. Under these circumstances, our strategy was to concentrate on shorter sectors of the yield curve and to maintain an overweight position in the variable rate sectors. This proved advantageous, and the Trust was able to provide shareholders with an above-average yield relative to its peers.


How did you manage the portfolio during the fiscal year?

Throughout the period, we carefully monitored the Fed's language and economic data for signals of interest rate direction. While the Fed seemed content to hold short-term interest rates at their historic lows early in the Trust's fiscal year, the positive employment reports in the spring sparked a change in sentiment. With the release of the first strong payroll report in April, the market was given ample warning of the Fed's initial interest rate hike in June. Nevertheless, although a move to higher rates was imminent, the Fed made it clear that it would proceed with its tightening program at a "measured" pace.

With this in mind, our approach was not necessarily to aggressively shorten the Trust's overall duration. Instead, we sought to target shorter sectors of the yield curve while still maintaining a fairly constructive, albeit slightly shorter, total duration (typically 65 days to 70 days). In line with this view, we focused on variable rate securities, which made up approximately 61% of the Trust's net assets at year-end. Because the coupons on variable rate securities continually reset, that portion of the portfolio offered the Trust protection in a period of rising interest rates. This enabled us to be a bit more aggressive with the remainder of our investments.

As expected, the front end of the yield curve was fairly steep. Thus, we were able to find both higher yields and greater value in maturities as short as six months. We were cautious in our approach to the longer sectors, as the two-year sector typically underperforms the rest of the yield curve in the beginning of a rising interest rate cycle. Historically, fair value for the two-year Treasury has been considered to be approximately +75 basis points to the federal funds level. With a yield of 3.07% at December 31 and a federal funds level of 2.25%, we see limited value at this time, particularly when the Fed is in a tightening mode.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004



How would you characterize the Trust's position at the close of the period?

From a risk/reward perspective, we continue to believe that greater value exists in the shorter sectors of the yield curve versus the one-year and longer sectors. While we believe the long-term trend clearly points to higher interest rates, we feel that some of the forward rates in the longer sectors may be overzealous. We expect that the Fed will continue to increase short-term interest rates at a gradual pace, at least in the first half of 2005. Factors that are likely to impact the magnitude of the Fed's action include inflationary pressures, the budget deficit, employment figures and the direction of the dollar.

Based on our overall assessment, we continue to focus our investments in six-month commercial paper, which we believe represents reasonable value compared to one-year and two-year Treasury securities. Our duration target is now a slightly more conservative 50 days to 60 days, allowing us some flexibility in case a sudden spike in yields should occur.

The Trust's portfolio composition, as a percent of net assets, at the end of December and as of our last report to shareholders is detailed below:


                                            12/31/04       6/30/04

Certificates of Deposit                        0.6%           --
Certificates of Deposit--European              2.9            2.7%
Certificates of Deposit--Yankee*               5.2            3.8
Commercial Paper                              20.1           29.9
Corporate Notes                               19.1           12.9
Funding Agreements                             4.1            3.8
Repurchase Agreements                          3.2            1.4
Short-Term Investments                          --            1.3
U.S. Government Agency &
  Instrumentality Obligations--
  Discount.                                    3.8            4.3
U.S. Government Agency &
  Instrumentality Obligations--
  Non-Discount                                40.8           41.3
Other Assets Less Liabilities                  0.2             --
Liabilities in Excess of Other Assets           --           (1.4)
                                             ------         ------
Total                                        100.0%         100.0%
                                             ======         ======

   * U.S. branches of foreign banks.


Donaldo S. Benito
Vice President and Portfolio Manager


January 11, 2005



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value         July 1, 2004 to
                                                      July 1, 2004       December 31, 2004      December 31, 2004
Actual

Single                                                   $1,000              $1,005.50                $3.28

Hypothetical (5% annual return before expenses)**

Single                                                   $1,000              $1,021.87                $3.30


 *Expenses are equal to the Trust's annualized expense ratio of .65% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Schedule of Investments                                                     (In Thousands)

                                   Face           Interest        Maturity
Issue                             Amount           Rate*            Date             Value
Certificates of Deposit--0.6%

Citibank, NA                     $ 25,000          2.275 %        2/22/2005     $   24,995

Total Certificates of Deposit
(Cost--$25,000)                                                                     24,995


Certificates of Deposit--European--2.9%

Barclays Bank,                     25,000          2.46           3/21/2005         24,997
London Plc

Nordea Bank                        25,000          2.41           3/10/2005         24,995
Finland,
London Plc

Societe Generale,                  49,000          2.00           3/07/2005         48,953
London                             25,000          2.45           3/17/2005         24,996

Total Certificates of Deposit--European
(Cost--$123,999)                                                                   123,941


Certificates of Deposit--Yankee--5.2%

Canadian Imperial                  56,000          2.452++        1/13/2006         56,000
Bank of Commerce,
NY

Credit Agricole                   120,000          2.30++         4/19/2005        119,995
Indosuez, NY

Royal Bank of                      49,000          2.34++         9/08/2005         48,979
Canada, NY

Total Certificates of Deposit--Yankee
(Cost--$224,973)                                                                   224,974


Commercial Paper--20.1%

Amstel Funding                     40,000          2.47           3/29/2005         39,760
Corporation

Amsterdam                          25,000          2.34           1/12/2005         24,985
Funding
Corporation

Aspen Funding                      25,000          2.14           3/25/2005         24,857
Corporation

Beta Finance                       40,000          2.00           1/10/2005         39,984
Incorporated                       22,000          2.25           2/15/2005         21,938
                                   30,000          2.02           3/22/2005         29,835

CAFCO, LLC                         30,784          2.33           1/14/2005         30,762

Chariot Funding                    35,000          2.31           1/18/2005         34,966
LLC                                44,000          2.35           1/20/2005         43,951

Dorada Finance                     15,000          2.04           3/24/2005         14,915
Incorporated

General Electric                   25,000          1.75           2/02/2005         24,952
Capital
Corporation

Greyhawk Funding                   75,000          2.06           1/24/2005         74,903
LLC

HBOS Treasury                      25,000          1.75           2/10/2005         24,938
Services Plc                       37,000          2.405          3/16/2005         36,813



                                   Face           Interest        Maturity
Issue                             Amount           Rate*            Date             Value
Commercial Paper (concluded)

Jupiter                          $ 15,000          2.34  %        1/13/2005     $   14,990
Securitization
Corporation

Morgan Stanley                     48,000          2.392++        3/11/2005         48,000
                                   29,000          2.392++        3/25/2005         29,000

Newport Funding                    19,000          2.01           1/14/2005         18,987
Corporation                        38,000          2.05           1/21/2005         37,958

Northern Rock Plc                  28,500          2.37           3/07/2005         28,374

PB Finance                          6,000          2.03           1/11/2005          5,997
(Delaware), Inc.

Santander Central                  50,000          1.80           2/11/2005         49,873
Hispano Finance,                   50,000          1.98           3/14/2005         49,754
Inc.

Sheffield                          34,000          1.34           1/13/2005         33,978
Receivables
Corporation

Sigma Finance                      23,000          2.00           1/13/2005         22,986
Inc.

White Pine                         33,000          2.355++        6/13/2005         32,998
Finance LLC

Windmill Funding                   22,000          2.34           1/20/2005         21,976
Corporation

Total Commercial Paper (Cost--$862,651)                                            862,430


Corporate Notes--19.1%

ASIF Global                        15,000          2.405++        1/23/2006         15,000
Financing XXX

American Honda                     15,000          2.55++         3/07/2005         15,004
Finance Corporation                10,000          2.16++         7/22/2005         10,005
                                   25,000          2.14++         8/04/2005         25,000
                                   34,000          2.36++         8/15/2005         34,019

Associates                         16,000          2.648++        6/27/2005         16,000
Corporation of
North America

Beta Finance                       49,000          2.348++        9/12/2005         49,002
Incorporated

Blue Heron                         21,000          2.447++        2/23/2005         21,000
Funding IX Class A

CC (USA) Inc.                      31,000          2.31++         2/24/2005         31,000
(Centauri)                         23,000          2.31++         2/25/2005         22,996

General Electric                   50,000          2.51++         1/17/2006         50,000
Capital Corporation

Goldman Sachs                      51,700          2.393++        1/13/2006         51,700
Group, Inc.

Household Finance                  27,000          2.378++       10/28/2005         26,999
Corporation

JP Morgan                          77,250          2.61++         2/24/2005         77,283
Chase & Co.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Schedule of Investments (continued)                                         (In Thousands)

                                   Face           Interest        Maturity
Issue                             Amount           Rate*            Date             Value
Corporate Notes (concluded)

MetLife Global                  $  11,500          2.443++ %      1/13/2006     $   11,500
Funding II

Morgan Stanley                     20,000          2.523++        8/15/2005         20,000
                                   21,000          2.331++        1/04/2006         21,000
                                   14,000          2.403++        1/13/2006         14,000
                                   18,500          2.428++        1/27/2006         18,500

Nationwide                         13,000          2.579++        1/27/2006         13,002
Building Society

Northern Rock Plc                  21,500          2.49++         1/09/2006         21,500

Permanent                          23,000          2.35++         6/10/2005         23,000
Financing (No. 6) Plc

Pfizer, Inc.                       25,600          2.12++        11/04/2005         25,589

The Procter &                      33,500          2.42++         1/10/2006         33,500
Gamble Company

Putnam Structured                   9,000          2.482++       10/17/2005          9,000
CDO

Sigma Finance                      78,000          2.31++         3/10/2005         77,998
Inc.                               25,000          2.353++        3/15/2005         24,999
                                   48,000          2.358++        5/16/2005         47,997

Westpac Banking                    11,000          2.45++         1/11/2006         11,000
Corp.

Total Corporate Notes (Cost--$817,607)                                             817,593


Funding Agreements--4.1%

Jackson National                   86,000          2.36++         5/02/2005         86,000
Life Insurance
Company (a)

Metropolitan Life                  20,000          2.39++         4/01/2005         20,000
Insurance
Company (a)

Monumental Life                    20,000          2.425++        5/16/2005         20,000
Insurance
Company (a)

New York Life                      30,000          2.48++         5/27/2005         30,000
Insurance
Company (a)                        20,000          2.49++        10/19/2005         20,000


Total Funding Agreements (Cost--$176,000)                                          176,000


U.S. Government, Agency & Instrumentality
Obligations--Discount--3.8%

Fannie Mae                         37,500          1.21           2/04/2005         37,429
                                   24,600          1.46           2/04/2005         24,554

Freddie Mac                        40,000          1.28           1/05/2005         39,996
                                   25,000          1.245          2/08/2005         24,944
                                   37,000          1.16           3/08/2005         36,846

Total U.S. Government, Agency &
Instrumentality Obligations--
Discount (Cost--$163,903)                                                          163,769



                                   Face           Interest        Maturity
Issue                             Amount           Rate*            Date             Value
U.S. Government, Agency & Instrumentality
Obligations--Non-Discount--40.8%

Fannie Mae                       $112,500          1.92++ %       1/07/2005     $  112,498
                                   67,000          2.23++         2/18/2005         66,986
                                   90,000          2.35++         2/18/2005         89,998
                                   17,900          1.45           7/08/2005         17,786
                                   12,000          7.00           7/15/2005         12,268
                                  122,500          2.275++        7/29/2005        122,490
                                  133,000          2.31++         8/17/2005        132,975
                                   98,000          2.30++         8/29/2005         97,969
                                   11,100          2.10          10/21/2005         11,032
                                   12,000          2.25           2/17/2006         11,895
                                    6,410          1.80           4/20/2006          6,305
                                    8,550          2.55           6/01/2006          8,452
                                    7,200          1.98           6/26/2006          7,078
                                   10,000          3.00           9/20/2006          9,967

Federal Farm                       38,500          2.27++         2/28/2005         38,499
Credit Banks                       21,000          2.435++        3/24/2005         21,000
                                   29,000          2.241++        5/06/2005         28,999
                                  112,500          2.246++        7/05/2005        112,492
                                   11,100          2.251++       12/05/2005         11,102
                                   19,000          2.332++        2/21/2006         18,996
                                   22,000          2.33++         5/19/2006         21,994
                                    9,500          2.15           7/21/2006          9,357
                                   25,000          2.30++         8/16/2006         24,991
                                   74,000          2.29++        12/22/2006         73,985
                                   13,000          2.36++         2/20/2008         12,996

Federal Home                       67,400          1.625          4/15/2005         67,237
Loan Banks                         62,500          1.625          6/15/2005         62,236
                                   17,800          1.42           6/30/2005         17,691
                                   37,000          2.275++        7/15/2005         36,997
                                   77,000          2.327++        7/26/2005         76,991
                                   11,000          1.75           8/15/2005         10,932
                                   47,500          1.50           8/26/2005         47,111
                                   49,000          2.345++        9/12/2005         48,995
                                   48,000          2.306++        9/16/2005         47,990
                                   12,935          2.40           5/03/2006         12,816
                                   50,000          2.105++        5/10/2006         49,969
                                   25,000          2.163++        5/19/2006         24,993
                                   37,000          2.28++         6/01/2006         36,978
                                    5,000          2.25           6/23/2006          4,935
                                   15,000          3.25          11/29/2006         14,995

Freddie Mac                        11,600          3.875          2/15/2005         11,618
                                   25,000          1.42           3/01/2005         24,959
                                    9,000          2.41          11/04/2005          8,963
                                   12,000          2.30          11/17/2005         11,936
                                   12,000          2.35          12/09/2005         11,933
                                   15,000          2.208         12/30/2005         14,883
                                   15,000          2.15           1/30/2006         14,861
                                    7,500          2.15           2/17/2006          7,427

Total U.S. Government, Agency &
Instrumentality Obligations--
Non-Discount (Cost--$1,751,720)                                                  1,749,556



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Schedule of Investments (concluded)                                         (In Thousands)

Face
Amount                                    Issue                                      Value
Repurchase Agreements--3.2%

$135,614   UBS Securities LLC, purchased on 12/31/2004 to yield 2.20% to
           1/03/2005, repurchase price $135,639, collateralized by Farmer
           Mac, 0% to 5.93%, due 1/06/2005 to 6/04/2008, Financing Corp.,
           9.40% to 10.35%, due 2/08/2018 to 4/05/2019, FICO STRIPS, 0%
           to 10.70%, due 5/02/2005 to 11/02/2018, Fannie Mae, 1.36% to
           6.82%, due 10/13/2006 to 8/06/2038, Freddie Mac, 1.80% to 6.50%,
           due 6/01/2005 to 6/14/2024 and Sallie Mae, 5.25% to 5.85%, due
           3/15/2006 to 12/03/2007                                              $  135,614

Total Repurchase Agreements (Cost--$135,614)                                       135,614

Total Investments (Cost--$4,281,467**)--99.8%                                    4,278,872
Other Assets Less Liabilities--0.2%                                                  6,712
                                                                                ----------
Net Assets--100.0%                                                              $4,285,584
                                                                                ==========


  * Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2004.

 ** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $    4,281,486
                                                         ==============
    Gross unrealized appreciation                        $           53
    Gross unrealized depreciation                               (2,667)
                                                         --------------
    Net unrealized depreciation                          $      (2,614)
                                                         ==============


 ++ Floating rate notes.

    Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                                              Interest/
                                                  Net          Dividend
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series,
      LLC Money Market Series                      --              $  6
    Merrill Lynch Premier Institutional Fund   (202,539)           $129


(a) Restricted securities as to resale:
                                           Acquisition
    Issue                                      Date              Cost          Value
    Jackson National Life Insurance Company,
      2.36% due 5/02/2005                    5/03/2004   $ 86,000,000   $ 86,000,000
    Metroplitan Life Insurance Company,
      2.39% due 4/01/2005                    4/01/2004     20,000,000     20,000,000
    Monumental Life Insurance Company,
      2.425% due 5/16/2005                   5/18/2004     20,000,000     20,000,000
    New York Life Insurance Company,
      2.48% due 5/27/2005                    5/28/2004     30,000,000     30,000,000
    New York Life Insurance Company,
      2.49% due 10/19/2005                  10/20/2004     20,000,000     20,000,000
                                                         ------------   ------------
    Total                                                $176,000,000   $176,000,000
                                                         ============   ============

    See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Statement of Assets and Liabilities

As of December 31, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$4,281,466,738)                                                                $ 4,278,871,944
           Receivables:
               Beneficial interest sold                                                   $    25,307,043
               Interest                                                                         7,838,872
               Securities lending                                                                     522        33,146,437
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         96,550
                                                                                                            ---------------
           Total assets                                                                                       4,312,114,931
                                                                                                            ---------------

Liabilities

           Payables:
               Beneficial interest redeemed                                                    21,800,015
               Distributor                                                                      1,919,682
               Investment adviser                                                               1,565,495
               Other affiliates                                                                   885,109        26,170,301
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   360,260
                                                                                                            ---------------
           Total liabilities                                                                                     26,530,561
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 4,285,584,370
                                                                                                            ===============

Net Assets Consist of

           Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $   428,817,916
           Paid-in capital in excess of par                                                                   3,859,361,248
           Unrealized depreciation--net                                                                         (2,594,794)
                                                                                                            ---------------
           Net Assets--Equivalent to $1.00 per share based on 4,288,179,163 shares
           of beneficial interest outstanding                                                               $ 4,285,584,370
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Statement of Operations

For the Year Ended December 31, 2004
Investment Income

           Interest and amortization of premium and discount earned                                         $    67,066,394
           Securities lending                                                                                       134,672
                                                                                                            ---------------
           Total income                                                                                          67,201,066
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $    17,181,384
           Transfer agent fees                                                                  5,620,087
           Distribution fees                                                                    5,566,189
           Accounting services                                                                    603,836
           Registration fees                                                                      232,650
           Printing and shareholder reports                                                       151,037
           Custodian fees                                                                         121,930
           Professional fees                                                                      110,839
           Trustees' fees and expenses                                                             87,143
           Pricing services                                                                        16,958
           Other                                                                                   88,429
                                                                                          ---------------
           Total expenses                                                                                        29,780,482
                                                                                                            ---------------
           Investment income--net                                                                                37,420,584
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                        119,785
           Change in unrealized appreciation/depreciation on investments--net                                   (3,573,903)
                                                                                                            ---------------
           Total realized and unrealized loss--net                                                              (3,454,118)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    33,966,466
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Statements of Changes in Net Assets

                                                                                                      For the Year
                                                                                                   Ended December 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $    37,420,584   $    35,279,930
           Realized gain--net                                                                     119,785           294,397
           Change in unrealized appreciation/depreciation--net                                (3,573,903)       (3,656,403)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                33,966,466        31,917,924
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                            (37,420,584)      (35,279,930)
           Realized gain--net                                                                   (119,785)         (294,397)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                   (37,540,369)      (35,574,327)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net proceeds from sale of shares                                                 6,280,350,275     6,183,402,453
           Value of shares issued to shareholders in reinvestment of dividends
           and distributions                                                                   37,533,122        35,572,726
                                                                                          ---------------   ---------------
                                                                                            6,317,883,397     6,218,975,179
           Cost of shares redeemed                                                        (6,739,428,612)   (6,840,824,687)
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from beneficial interest transactions         (421,545,215)     (621,849,508)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                     (425,119,118)     (625,505,911)
           Beginning of year                                                                4,710,703,488     5,336,209,399
                                                                                          ---------------   ---------------
           End of year                                                                    $ 4,285,584,370   $ 4,710,703,488
                                                                                          ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .0082        .0068        .0139        .0381        .0582
               Realized and unrealized gain (loss)--net         (.0008)      (.0006)      (.0005)        .0015        .0008
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       .0074        .0062        .0134        .0396        .0590
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                           (.0082)      (.0068)      (.0139)      (.0381)      (.0582)
               Realized gain--net                                  --++      (.0001)      (.0001)      (.0002)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                    (.0082)      (.0069)      (.0140)      (.0383)      (.0582)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
           Total Investment Return                                 .83%         .67%        1.40%        3.81%        6.00%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .64%         .63%         .62%         .63%         .63%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income and realized gain--net                .81%         .69%        1.40%        3.82%        5.80%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $4,285,584   $4,710,703   $5,336,209   $6,003,955   $5,845,780
                                                             ==========   ==========   ==========   ==========   ==========

            ++ Amount is less than $(.0001) per share.

               See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from net investment income and distributions from net realized gain or loss on investments.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM provides the Trust with investment management, research, statistical, and advisory services, and pays certain other expenses of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates:


Portion of average daily value of net assets:                    Rate

Not exceeding $500 million                                      .500%
In excess of $500 million but not exceeding $1 billion          .400%
In excess of $1 billion but not exceeding $5 billion            .350%
In excess of $5 billion but not exceeding $10 billion           .325%
In excess of $10 billion but not exceeding $15 billion          .300%
In excess of $15 billion but not exceeding $20 billion          .275%
In excess of $20 billion                                        .250%


The Trust has adopted a Shareholder Servicing Plan and Agreement in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., receives a fee each month from the Trust at the annual rate of .125% of average daily net assets of the accounts of Trust shareholders who maintain their Trust accounts through MLPF&S. This fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for providing direct personal services to shareholders. The fee is not compensation for administrative services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $57,183 in securites lending agent fees.

For the year ended December 31, 2004, the Trust reimbursed MLIM
$86,902 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:


                                      12/31/2004           12/31/2003
Distributions paid from:
   Ordinary income                 $  37,532,952        $  35,574,327
   Net long-term capital gains             7,417                   --
                                   -------------        -------------
Total taxable distributions        $  37,540,369        $  35,574,327
                                   =============        =============


As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                      $      19,222
Undistributed long-term capital gains--net                         --
                                                        -------------
Total undistributed earnings--net                              19,222
Capital loss carryforward                                          --
Unrealized losses--net                                   (2,614,016)*
                                                        -------------
Total accumulated losses--net                           $ (2,594,794)
                                                        =============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch Ready Assets Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ready Assets Trust as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Ready Assets Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005



Important Tax Information (unaudited)


Of the ordinary income distributions paid by Merrill Lynch Ready Assets Trust during the year ended December 31, 2004, 18.68% was attributable to federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund paid a long-term capital gain distribution of $.0000017 per share to shareholders of record on December 31, 2004.

Please retain this information for your records.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Officers and Trustees

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*         President    1999 to  President and Chairman of the Merrill Lynch   124 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,              Trustee               Asset Management, L.P. ("FAM")-advised
NJ 08543-9011                                 funds since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Trust based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Glenn serves at the pleasure of the Board of Trustees.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Officers and Trustees (continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

Donald W. Burton        Trustee      2002 to  General Partner of The Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095                        present  Limited Partnership (an Investment            42 Portfolios  Inc.; Knology,
Princeton,                                    Partnership) since 1979; Managing General                    Inc.; Symbion,
NJ 08543-9095                                 Partner of The South Atlantic Venture Funds                  Inc.
Age: 60                                       since 1983; Member of the Investment
                                              Advisory Committee of the Florida State
                                              Board of Administration since 2001.


M. Colyer Crum          Trustee      1981 to  James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                        present  Management Emeritus, Harvard Business         43 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 72                                       Harvard Business School from 1971 to 1996.


Laurie Simon Hodrick    Trustee      1999 to  Professor of Finance and Economics,           23 Funds       None
P.O. Box 9095                        present  Graduate School of Business, Columbia         42 Portfolios
Princeton,                                    University since 1998.
NJ 08543-9095
Age: 42


David H. Walsh          Trustee      2003 to  Consultant with Putnam Investments from       23 Funds       None
P.O. Box 9095                        present  1993 to 2003 and employed in various          42 Portfolios
Princeton,                                    capacities therewith from 1973 to 1992;
NJ 08543-9095                                 Director, The National Audubon Society
Age: 63                                       since 1998; Director, The American Museum
                                              of Fly Fishing since 1997.


Fred G. Weiss           Trustee      1998 to  Managing Director of FGW Advisors, Inc.       23 Funds       Watson
P.O. Box 9095                        present  since 1997; Vice President, Planning,         42 Portfolios  Pharmaceu-
Princeton,                                    Investment and Development of Warner                         ticals, Inc.
NJ 08543-9095                                 Lambert Co. from 1979 to 1997; Director of
Age: 63                                       the Michael J. Fox Foundation for Parkinson's
                                              Research since 2000; Director of BTG
                                              International Plc (a global technology
                                              commercialization company) since 2001.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years
Trust Officers*

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,              and          and      and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011           Treasurer    1999 to  of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
Age: 44                              present  to 2001.


Kevin J. McKenna        Senior       1997 to  Managing Director (Global Fixed Income) of MLIM since 2000; Director of
P.O. Box 9011           Vice         present  MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 47


Donaldo S. Benito       Vice         1997 to  Vice President (Global Fixed Income) of MLIM since 1985.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 59


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present  President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,              Officer               of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino     Secretary    2004 to  Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director
P.O. Box 9011                        present  (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002;
Princeton,                                    Attorney associated with MLIM since 1997.
NJ 08543-9011
Age: 44


* Officers of the Trust serve at the pleasure of the Board of Trustees.


Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Trustee and
M. Colyer Crum, Trustee of Merrill Lynch Ready Assets Trust retired. The Trust's Board of Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Trust. Effective
January 31, 2005, Mr. Doll became President and Trustee of the
Trust.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 -Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
(ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and
(6) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -     Fiscal Year Ending December 31, 2004 - $35,000
                     Fiscal Year Ending December 31, 2003 - $40,000

(b) Audit-Related Fees -
                     Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $0

(c) Tax Fees -       Fiscal Year Ending December 31, 2004 - $5,200
                     Fiscal Year Ending December 31, 2003 - $5,400

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending December 31, 2004 - $11,926,355
    Fiscal Year Ending December 31, 2003 - $18,621,495

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Ready Assets Trust


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Ready Assets Trust


Date: February 24, 2005